                        ELECTRONIC CLEARING HOUSE, INC.

                           -------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 1, 2002

                           -------------------------

To the Shareholders of Electronic Clearing House, Inc.:


     You are cordially invited to attend the Annual Meeting of Shareholders of Electronic Clearing House, Inc. (the "Company") to be held on Friday, February 1, 2002 at 10:00 a.m., local time, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California, for the following purposes:

   1. To elect two Directors to serve on the Board of Directors;

   2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2002; and

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 7, 2001, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

     Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 25, 2002 in the envelope provided for that purpose.

     The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.



                                         By Order of the Board of Directors,





                                         DONNA L. REHMAN
                                         Corporate Secretary




Agoura Hills, California
Dated: January 2, 2002

                                PROXY STATEMENT


                               -----------------

                        ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                            AGOURA HILLS, CA 91301


                        ANNUAL MEETING OF SHAREHOLDERS
                                February 1, 2002

                               -----------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 1, 2002 at 10:00 a.m., local time, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 2, 2002.

                                    PROXIES

     The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

     It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 25, 2002, in the enclosed envelope provided for this purpose.

     On December 7, 2001, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the Meeting 5,769,873 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted "for", "against", or "withheld" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. A majority of votes cast is required to pass a proposal.


                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 1996, in Electronic Clearing House, Inc. Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which the Company participates. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 2001 Proxy Statement, and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assumes reinvestment of dividends.


                                [Graph Omitted]


                     Measurement
                        Point
September 30,           1996          1997          1998          1999          2000          2001
------------------  ------------  ------------  ------------  ------------  ------------  ------------
ECHO                  $ 100.00      $ 172.06      $ 136.11      $ 136.11      $ 192.06      $  68.82
NASDAQ-Composite      $ 100.00      $ 137.27      $ 139.44      $ 227.82      $ 302.47      $ 123.63
NASDAQ-Finance        $ 100.00      $ 157.61      $ 145.42      $ 158.07      $ 167.71      $ 184.77

                        PRINCIPAL OWNERS OF COMMON STOCK

     To the Company's knowledge, no individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

     The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of the record date, December 7, 2001:

                              Number of Shares       Percentage of
Name & Address               Beneficially Owned     Common Stock[1]
-------------------------   --------------------   ----------------
Joel M. Barry                   235,812 [2]              3.93%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

                                Number of Shares       Percentage of
Name & Address                 Beneficially Owned     Common Stock[1]
---------------------------   --------------------   ----------------
Lawrence Brown                     32,500[2]               0.56%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Alice L. Cheung                    52,500[2]               0.90%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Jesse Fong                         16,278[2]               0.28%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

R. Marshall Frost                   3,750[2]               0.06%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Aristides W. Georgantas             6,579                  0.11%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

David Griffin                      33,186[2]               0.58%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Herbert L. Lucas, Jr.              66,687[3,4]             1.14%
 12011 San Vicente Blvd.
 Los Angeles, CA 90049

Geoffrey Masaki                     9,475[2]               0.16%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Donna Rehman                       12,500[2]               0.21%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Carl W. Schafer                    36,729[3]               0.63%
 66 Witherspoon St., #1100
 Princeton, NJ 08542

Rick Slater                        58,500[2]               1.00%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

Patricia Williams                  35,000[2]               0.60%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

                                 Number of Shares       Percentage of
Name & Address                  Beneficially Owned     Common Stock[1]
----------------------------   --------------------   ----------------
Jack Wilson                        43,575[2][5]             0.74%
 28001 Dorothy Drive
 Agoura Hills, CA 91301

All officers and directors        643,071                  10.16%[1]
 as a group (14 persons)

----------
[1] Outstanding common shares with effect given to individual shareholder's exercise of stock options described in footnotes 2 through 5.

[2] Includes options according to the terms of the Incentive Stock Option Plan.


[3] Includes options granted to outside directors.

[4] Includes 17,972 shares indirectly owned by Mr. Lucas through a trust for his wife.

[5] Includes 530 shares indirectly owned by Mr. Wilson through his wife.


                             ELECTION OF DIRECTORS

     Two directors are proposed to be elected at the Annual Meeting. The directors will be elected to hold office until the conclusion of their respective three-year term and thereafter until the election and qualification of their successor.


Nominees

     The nominees for election to the Board of Directors are Joel M. Barry and Aristides W. Georgantas.

Directors

     The current members of the Board of Directors are:

                                     Director     Position with     Term Ending
Name                         Age       Since       the Company       February:
-------------------------   -----   ----------   ---------------   ------------
Joel M. Barry                51      1986          Chairman, CEO     2002

Aristides W. Georgantas      57      1999            Director        2002

Herbert L. Lucas, Jr.        75      1991            Director        2003

Carl W. Schafer              65      1986            Director        2004

     JOEL M. BARRY, age 51, has been a Director of the Company since July, 1986, and Chairman of the Board since December, 1986. Mr. Barry served as Chief Financial Officer from May, 1987 to June, 1990, and Executive Vice President from October, 1987 to June, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the MERCHANTAMERICA, ECHO Payment Services, Inc., Computer Based Controls, and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina, California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

     ARISTIDES W. GEORGANTAS, age 57, has served as a Director since February, 1999. Mr. Georgantas was Executive Vice President and Chief Operating Officer, Global Asset Management/Private Banking, and Chairman and Chief Executive Officer of Chemical Bank New Jersey, NA. He had also served as President and Chief Operating Officer of Horizon Bancorp and subsidiaries and Princeton Bank. His affiliations include Director of Blue Cross Blue Shield of New Jersey; Director of Glenmede Trust Company; Director of the Foundation for New Jersey Public Broadcasting; and Director of Mathematica Policy Research, Inc. Mr. Georgantas is a graduate of the University of Massachusetts and Columbia University Graduate School of Business.

     HERBERT L. LUCAS, age 75, has been a Director since 1991. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He was formerly a member of the Board of Trustees of Princeton University.

     CARL W. SCHAFER, age 65, has been a Director since July 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July 1976 to October 1987. From October 1987 to April 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Director of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April 1990. Mr. Schafer also holds the following positions: Director/Trustee of the Paine Webber and Guardian Families of Mutual Funds; Director of Roadway Express, Inc., a trucking company; Director of Frontier Oil Corporation, an oil refiner; Director of Nutraceutix, Inc., a bio technology company; Director of Labor Ready, Inc., a provider of temporary labor; and Chairman of The Johnson Atelier and School Of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

Board of Directors' Meetings and Committees

     During fiscal year 2001, there were five regular meetings and one special meeting of the Board of Directors. Mr. Lucas and Mr. Georgantas attended each meeting. Mr. Schafer attended four regular meetings and one special meeting.

     The Audit Committee, which consists of Messrs. Carl W. Schafer, Herbert L. Lucas, Jr. and Aristides W. Georgantas, met three times during fiscal year 2001. The Audit Committee's primary duties and responsibilities include recommendation of the appointment of independent auditors to the Board of Directors, evaluation of the performance and independence of such auditors and review of the annual audited financial statements and the quarterly financial statements, as well as the adequacy of the Company's internal controls. Their duties are more specifically set forth in the charter of the Audit Committee included in the Proxy Statement as Appendix A. See "Report of the Audit Committee of the Board of Directors."

     The Executive Compensation Committee, which consists of Messrs. Carl W. Schafer, Herbert L. Lucas, Jr. and Aristides W. Georgantas, met three times during fiscal year 2001. The function of the Executive Compensation Committee is to review and approve salaries, bonuses and other benefits payable to the Company's executive officers, including administration of the Officers and Key Employees Incentive Stock Option Plan. See "Report of the Officers Compensation Committee of the Board of Directors."

     The Nominating Committee, which consists of Messrs. Joel M. Barry, Carl W. Schafer, Herbert L. Lucas, Jr. and Aristides W. Georgantas, met one time during fiscal year 2001. The Nominating Committee's duties and responsibilities are to nominate those Board members who are candidates for re-election to the Company's Board of Directors for the next three-year term. See "Report of the Nominating Committee of the Board of Directors."

Officers

     Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Compensation of Directors

     Each outside director received $15,000 and 3,750 shares of Common Stock in fiscal 2001; $15,000 and 1,465 shares of Common Stock in fiscal 2000; and $15,000 and 1,364 shares of Common Stock in fiscal 1999. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

                            EXECUTIVE COMPENSATION

Executive Officers of the Company

     Information listed under the caption "Executive Officers of the Registrant" at the end of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, is incorporated in this Proxy Statement by reference.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between the Company's Board of Directors or Executive Officers Compensation Committee and the board of directors or compensation committee of any other company.

Cash Compensation of Officers

     The following table sets forth the total compensation paid and stock options offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 2001, 2000 and 1999.


                           Summary Compensation Table


                                                             Annual                 Long Term
                                                          Compensation             Compensation
                                                         --------------           -------------
                                                                                    Securities
                  Capacities in                                                     Underlying
Name              Which Served            Year     Salary [1]         Bonus        Options [2]
---------------   --------------------   ------   ------------   --------------   -------------
Joel M. Barry     Chairman/Chief         2001       $203,000         $25,500         12,500
                  Executive Officer/     2000        190,000          50,000         12,500
                  President              1999        159,166          52,500         75,000

Alice Cheung      Chief Financial        2001       $104,750          10,000          5,000
                  Officer/Treasurer      2000         99,500          14,250          2,500
                                         1999         94,416          12,000          5,000

Rick Slater       Vice President,        2001       $117,850           7,000          2,500
                  Chief Technology       2000        113,300          13,200          5,000
                  Officer                1999        110,000          10,000          5,000

                                                              Annual                 Long Term
                                                           Compensation             Compensation
                                                          --------------           -------------
                                                                                     Securities
                      Capacities in                                                  Underlying
Name                  Which Served         Year     Salary [1]         Bonus        Options [2]
-------------------   -----------------   ------   ------------   --------------   -------------
Lawrence Brown        Vice President,     2001       $103,750         10,000            7,500
                      Chief               2000        100,000         12,750           10,000
                      Information         1999         88,000            -0-            5,000
                      Officer

Jack Wilson           Vice President,     2001       $ 91,250         10,000            7,500
                      Credit Card         2000         83,750          9,600            5,000
                      Services            1999         75,791          7,500            5,000

Patricia Williams     Vice President,     2001       $ 96,500         10,000           10,000
                      Corporate           2000         84,500         12,000            5,000
                      Program             1999         72,083            -0-            5,000
                      Management

----------
[1] The Company provides Mr. Barry and Mr. Wilson with an automobile. Mr. Barry,
    Ms. Cheung, Mr. Slater, Mr. Brown, Mr. Wilson and Ms. Williams are participants of a Company sponsored 401(K) plan. The Company contributes
    25% of each employee's contribution to the Plan. There has been no compensation paid other than that indicated in the above table.

[2] None of these options have been exercised.


Fiscal 2001 Option Grants Table

     The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 2001. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                                                             Potential Realization
                                                                               Value at Aussumed
                                                                                Annual Rates of
                                                                                  Stock Price
                                 Percent of                                     Appreciation for
                                Total Granted      Exercise                       Option Term
                    Option      to Employees        Price       Expiration   ----------------------
Name               Granted     in Fiscal Year     per share        Date          5%          10%
---------------   ---------   ----------------   -----------   -----------   ---------   ----------
Joel M. Barry     12,500            14.84%         $ 2.84      12/20/10       $9,750      $21,625

                                                                                 Potential Realization
                                                                                   Value at Aussumed
                                                                                    Annual Rates of
                                                                                      Stock Price
                                     Percent of                                    Appreciation for
                                    Total Granted      Exercise                       Option Term
                        Option      to Employees        Price       Expiration   ---------------------
Name                   Granted     in Fiscal Year     per share        Date          5%         10%
-------------------   ---------   ----------------   -----------   -----------   ---------   ---------
Alice Cheung            5,000            5.93%         $ 2.84      12/20/10       $3,900      $ 8,650
Rick Slater             2,500            2.97%         $ 2.84      12/20/10       $1,950      $ 4,325
Lawrence Brown          7,500            8.90%         $ 2.84      12/20/10       $5,850      $12,975
Jack Wilson             7,500            8.90%         $ 2.84      12/20/10       $5,850      $12,975
Patricia Williams      10,000           11.87%         $ 2.84      12/20/10       $7,800      $17,300

     The following table sets forth the number of unexercised options held by the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 2001. No options have been exercised.


Aggregated Option/SAR Exercises and Fiscal-Year Option/SAR Value Table


                                                                       Value of
                                                      Number of      unexercised
                          Shares                     unexercised     in-the-money
                       acquired on       Value      options/SARS     Options/SARS
Name                    exercise #     realized       FY-end #       at FY-end[1]
-------------------   -------------   ----------   --------------   -------------
Joel M. Barry               -0-         $  -0-        197,000          $53,625
Alice Cheung                -0-         $  -0-         50,000          $   -0-
Rick Slater                 -0-         $  -0-         58,000          $ 6,825
Lawrence Brown              -0-         $  -0-         32,500          $   -0-
Jack Wilson               2,500         $5,000         40,000          $ 3,375
Patricia Williams           -0-         $  -0-         35,000          $   -0-

----------
[1] Based on the closing sales price of the Common Stock on September 20, 2001 of $2.15 per share, less the option exercise price.

Stock Option Plan

     On May 13, 1992, the Company's Board of Directors authorized adoption of an Officers and Key Employees Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 81,250 stock options, each to purchase one share of the Common Stock for $3.40 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

     On November 18, 1996, the Company's Board of Directors authorized an increase in the Plan to 843,750 options and was ratified by the shareholders at the Annual Meeting held in February 1997.

     On February 4, 1999, the Company's Board of Directors authorized an increase in the Plan to 1,343,750 options and was ratified by the shareholders at the Annual Meeting held in February 1999.

Employee Benefit Plans

     The Company does not presently have a formal stock option plan for employees.

Employment Agreements

     None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement Plans

     In addition to salary, the Executive Compensation Committee, from time to time, grants options to executive officers and key personnel. The Executive Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Executive Compensation Committee believes that options motivate executive officers and key personnel to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer or key personnel is their ability to influence the Company's long-term growth and profitability.

     The Executive Compensation Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. The Company believes that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

     The Company has a contributory 401(K) Retirement Pension Plan which covers all employees who are qualified under the plan provisions.


Report of the Audit Committee of the Board of Directors

     During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board on February 4, 2000. The complete text of the new charter, which reflects standards enunciated in new SEC regulations and the Nasdaq Stock Market rules, is attached as Appendix A to this Proxy Statement.

     o The Committee is charged with monitoring the preparation of annual financial reports by management, including discussions with management and outside auditors about draft annual financial statements and significant accounting and reporting matters;

     o The Committee is responsible for matters concerning any relationship with the Company's outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part of the annual letter provided pursuant to Independence Standards Board Standard No. 1); and

     o The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter.

     In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management and the auditors advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements in detail with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the Company's outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

     On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the SEC.

                                         The Audit Committee
                                         Carl W. Schafer, Chairman
                                         Herbert L. Lucas, Jr.
                                         Aristides W. Georgantas



Report of the Executive Compensation Committee of the Board of Directors

     The Executive Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other benefits payable to the Company's executive officers and administers the Company's Officers and Key Employees Incentive Stock Option Plan. The Executive Compensation Committee is composed of Aristides W. Georgantas (Chairman), Herbert L. Lucas, Jr. and Carl W. Schafer.

     The philosophy used by the Executive Compensation Committee in establishing compensation for executive officers, including the Chief Executive Officer, is to attract and retain key personnel through the payment of competitive based salaries, annual bonuses and the granting of stock options. Where appropriate, relocation benefits are paid to attract key individuals.

     Salaries of executive officers have been negotiated between the Company and each executive officer, and were influenced by such factors as salaries paid to similar level executive officers in comparable-sized companies, the availability of persons with similar abilities and the geographic location of the Company's offices. The companies that the Executive Compensation Committee considers to be similar to the Company for purposes of making such determination are principally those companies against which the Company competes for executive personnel. The Executive Compensation Committee believes that it has an adequate knowledge of the compensation levels of such other companies as a result of information gathered through information available to the public, recruitment efforts and compensation negotiations directed at candidates employed by such other companies, was well as data gathered from time to time from surveys, independent consultants and as a result of interactions between the Company's personnel and the personnel of such other companies. The Executive Compensation Committee believes that, because the Chief Executive Officer is responsible for the overall operations of the Company, his personal performance should be judged based on the performance of the Company as a whole, determined primarily by reference to the Company's operating results and net income, and his contributions to the long-term success of the Company. Adjustments to the Chief Executive Officer's salary are influenced accordingly.

     In its annual review and adjustment of executive officers' salaries, the Executive Compensation Committee takes into account primarily the performance of the individual executive officer during the prior year and increases in the cost of living. In determining the Company's ability to increase salaries paid to its executive officers, the Executive Compensation Committee also takes into account the operating results and overall operations of the Company as a whole. In determining the salary increase and bonus of any particular executive officer, the Executive Compensation Committee takes into account those elements of the Company's operations within the scope of authority of the particular executive. The emphasis placed on any particular element of the Company's operations depends on the nature of the executive officer's responsibilities. The consideration of additional factors and the weight given to any particular factor is within the discretion of the Executive Compensation Committee.

                                         The Executive Compensation Committee
                                         Aristides W. Georgantas, Chairman
                                         Herbert L. Lucas, Jr.
                                         Carl W. Schafer


Report of the Nominating Committee of the Board of Directors

     The Nominating Committee of the Board of Directors reviews those Board members who are candidates for re-election to the Company's Board of Directors for the next three-year term. The Nominating Committee is composed of Herbert
L. Lucas (Chairman), Carl W. Schafer, Aristides W. Georgantas and Joel M.
Barry.

     The Nominating Committee makes the determination to nominate the candidate for re-election. Additionally, the Nominating Committee may nominate an outside candidate for inclusion to the Company's Board of Directors. The Nominating Committee does not consider nominees recommended by shareholders.

     Based on this review, the Nominating Committee, through a Unanimous Written Consent, nominated Joel M. Barry and Aristides W. Georgantas for re-election to the Board of Directors, subject to shareholder approval, for a three-year term ending February, 2005.

                                         The Nominating Committee
                                         Herbert L. Lucas, Jr., Chairman
                                         Carl W. Schafer
                                         Aristides W. Georgantas
                                         Joel M. Barry

                            DESCRIPTION OF PROPOSAL


PROPOSAL 1

Proposal To Elect Two Directors To Serve For The Respective Term Specified

     On November 28, 2001, the members of the Nominating Committee passed a motion to nominate Mr. Joel M. Barry and Mr. Aristides W. Georgantas for election to the Board of Directors for a three-year term.

PROPOSAL 2

Proposal To Ratify And Approve The Selection Of Auditors

     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for the current fiscal year. PricewaterhouseCoopers LLP has audited the financial statements of the Company since 1984, and has no other relationship with or interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Billed to the Company by PricewaterhouseCoopers LLP for Fiscal Year 2001


Audit Fees                                                        $  88,000.00
Financial Information System Design and Implementation Fees       $        -0-
All Other Fees                                                    $ 119,165.50

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

     UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.


                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

     Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 2003, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 2002.

     If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

     A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Rehman, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: drehman@echo-inc.com.

                                         By order of the Board of Directors,



                                         DONNA L. REHMAN
                                         Corporate Secretary

Dated: January 2, 2002

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

    o Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

    o Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

    o Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

     RESOLVED, that the Audit Committee shall have the following specific powers and duties:

       1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountings or the General Auditor;

       2.   Creating an agenda for the ensuing year;

       3. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

       4. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

       5. Reviewing with management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings;

       6. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

       7. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

       8. Reviewing the adequacy of the Company's systems of internal control;

       9. Obtaining from the independent accountants and internal auditors their recommenda-tions regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

       10. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants;

       11. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment, including use of Company-owned aircraft;

       12. Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company's Code of Conduct and the results of confirmations and violations of such Code;

       13. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

       14. Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions;

       15. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

       16. Maintaining minutes or other records of meetings and activities of the Audit Committee;

       17. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

       18. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

       19. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

--------------------------------------------------------------------------------


                                   [ECHO LOGO]

                        ELECTRONIC CLEARING HOUSE, INC.
           P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA 91301

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Joel M. Barry and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on December 7, 2001, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held at 10:00 a.m. local time on February 1, 2002, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, CA, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted FOR proposals 1 through 3.

Please mark, sign, date and return this Proxy by January 25, 2002. With your cooperation, we can be ensured of a quorum.

    PLEASE NOTIFY ELECTRONIC CLEARING HOUSE, INC. OF ANY CHANGES IN ADDRESS.
                                   THANK YOU.

                        (Continued on the reverse side)


--------------------------------------------------------------------------------

[ECHO LOGO]

ELECTRONIC CLEARING HOUSE, INC.          VOTE BY MAIL
P.O. BOX 3040                            Mark, sign, and date your proxy card
28001 DOROTHY DRIVE                      and return it in the postage-paid
AGOURA HILLS, CA 91301                   envelope we have provided or return it
                                         to Electronic Clearing House, Inc.,
                                         c/o ADP, 51 Mercedes Way, Edgewood, NY
                                         11717.











TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               ELECLR         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

================================================================================

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTRONIC CLEARING HOUSE, INC.

   The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated January 2, 2002, as follows:

   1. ELECTION OF DIRECTORS

   The Nominees are: 01) JOEL M. BARRY AND
                     02) ARISTIDES W. GEORGANTAS

   For   Withhold   For All    To withhold authority to vote, mark "For All
   All     All      Except     Except" and write the nominee's number on the
                               line below.
   [ ]     [ ]        [ ]
                               ---------------------------------------------


   VOTE ON PROPOSALS                                  For   Against   Abstain

   2. PROPOSAL TO RATIFY THE SELECTION OF
      PRICEWATERHOUSECOOPERS LLP AS                   [ ]     [ ]       [ ]
      INDEPENDENT PUBLIC ACCOUNTANTS.

   3. IN THE DISCRETION OF SUCH PROXIES, UPON
      SUCH OTHER BUSINESS AS MAY PROPERLY COME        [ ]     [ ]       [ ]
      BEFORE THE MEETING OR ANY ADJOURNMENT
      THEREOF.

   If you plan on attending the meeting, please
   check box to the right.   [ ]

   Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



   -----------------------------------------------------------
   NAME/SIGNATURE IN WHICH STOCK IS HELD         DATE



   -----------------------------------------------------------
   NAME/SIGNATURE IF HELD JOINTLY                DATE

================================================================================